UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 11, 2010

PARADIGM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Wyoming	000-09154	83-0211506
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

9715 Key West Avenue, 3rd Floor, Rockville, Maryland (Address of principal executive offices)	20850 (Zip Code)

(301) 468-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On June 11, 2010, Paradigm Holdings, Inc., a Wyoming corporation (the “Company”), Paradigm Solutions Corporation, a Maryland corporation (“PSC”), Caldwell Technology Solutions LLC, a Maryland limited liability company (“CTS), and Trinity Information Management Services, a Nevada corporation (“TIMS” collectively with the Company, PSC and CTS, the “Borrower”), and Silicon Valley Bank entered into a Fifth Loan Modification Agreement (the “Loan Amendment”).  The Loan Amendment amends that certain Loan and Security Agreement (working capital line of credit) dated as of March 13, 2007, among the Borrower and Silicon Valley Bank, as amended by a certain First Loan Modification Agreement dated as of August 11, 2008, as further amended by a certain Second Loan Modification Agreement dated as of March 18, 2009, as further amended by a certain Third Loan Modification Agreement dated as of May 4, 2009, and as further amended by a certain Fourth Loan Modification Agreement dated as of July 2, 2009 (as amended, the “Loan Agreement”).  The Loan Amendment, among other things, (i) reduces the early termination fee payable by the Borrower from $100,000 to $45,000, (ii) modifies the finance charge and collateral handling fee payable by the Borrower, (iii) revises the Borrower’s financial covenants, (iv) waives the Borrower’s failure to comply with certain financial covenants for the three month periods ended February 28, 2010, March 31, 2010, April 30, 2010 and May 31, 2010, (v) revises the circumstances pursuant to which the Borrower may redeem shares of Series A-1 Senior Preferred Stock without the prior written consent of Silicon Valley Bank, (vi) adds certain new definitions and amends the definitions of “Prime Rate”, “Eligible Accounts” and “Applicable Rate” and (vii) extends the maturity date to May 15, 2011.

The foregoing description of the terms of the Loan Amendment is not complete and is qualified in its entirety by reference to the Loan Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits.

Exhibit 10.1
Fifth Loan Modification Agreement dated June 11, 2010 among Silicon Valley Bank, Paradigm Holdings, Inc., Paradigm Solutions Corporation, Caldwell Technology Solutions LLC and Trinity Information Management Services

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARADIGM HOLDINGS, INC.

	By:	/s/ Peter B. LaMontagne
Peter B. LaMontagne
Date: June 15, 2010		President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 10.1
Fifth Loan Modification Agreement dated June 11, 2010 among Silicon Valley Bank, Paradigm Holdings, Inc., Paradigm Solutions Corporation, Caldwell Technology Solutions LLC and Trinity Information Management Services